                     SCHEDULE 14A
                    (RULE 14a-101)
        INFORMATION REQUIRED IN PROXY STATEMENT

                 SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
           EXCHANGE ACT OF 1934 (AMENDMENT NO. ___)

Filed by the Registrant  [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement    [ ]  Confidential, for Use of
[x]  Definitive Proxy Statement          the Commission Only (as
[ ]  Definitive Additional Materials     permitted by Rule
[ ]  Soliciting Material Pursuant        14a-6(e)(2))
     to Rule 14a-11(c) or Rule 14a-12

                 TRI-COUNTY FINANCIAL CORPORATION
----------------------------------------------------------------
        (Name of Registrant as Specified in its Charter)

----------------------------------------------------------------
 (Name of Person(s) Filing Proxy Statement, if other than the
                           Registrant)

Payment of Filing Fee (Check the appropriate box):
[x]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules
     14a-6(i)(1) and 0-11.

     1. Title of each class of securities to which transaction applies:

          ------------------------------------------------------

     2. Aggregate number of securities to which transaction applies:

          ------------------------------------------------------

     3. Per unit price or other underlying value of trans-action computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ------------------------------------------------------

     4.   Proposed maximum aggregate value of transaction:

          ------------------------------------------------------

     5.   Total Fee Paid:

          ------------------------------------------------------
[ ]  Fee paid previously with preliminary materials:
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1.   Amount Previously Paid:

          ------------------------------------------------------

     2.   Form, Schedule or Registration Statement No.:

          ------------------------------------------------------

     3.   Filing Party:

          ------------------------------------------------------

     4.   Date Filed:

          ------------------------------------------------------

                     April 5, 2000





Dear Stockholder:

    I am pleased to invite you to attend the Annual Meeting of the Stockholders of Tri-County Financial Corporation (the "Corporation") to be held in the second floor Board Room at the main office of Community Bank of Tri-County, 3035 Leonardtown Road, Waldorf, Maryland on Friday, May 5, 2000 at 10:00 a.m.

    The attached Notice and Proxy Statement describe the formal business to be transacted at the meeting. Directors and officers of the Corporation as well as a representative of Stegman & Company will be present to respond to any questions the stockholders may have.

    Your vote is important, regardless of the number of shares you own. ON BEHALF OF THE BOARD OF DIRECTORS, I URGE YOU TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE, EVEN IF YOU CURRENTLY PLAN TO ATTEND THE ANNUAL MEETING. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the meeting.


                           Sincerely,

                           /s/ Michael L. Middleton

                           Michael L. Middleton
                           President

           TRI-COUNTY FINANCIAL CORPORATION
                 3035 LEONARDTOWN ROAD
               WALDORF, MARYLAND   20601
                    (301) 645-5601


       NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
               TO BE HELD ON May 5, 2000


    NOTICE IS HEREBY GIVEN that the Annual Meeting of Stock-holders (the "Meeting") of Tri-County Financial Corporation (the "Corporation") will be held in the second floor Board Room at the main office of Community Bank of Tri-County, 3035 Leonardtown Road, Waldorf, Maryland on Friday, May 5, 2000, at 10:00 a.m.

    A Proxy Card and a Proxy Statement for the Meeting are enclosed.

    The Meeting is for the purpose of considering and acting upon:

    1.   The election of two directors of the Corporation;
         and

    2. Such other matters as may properly come before the Meeting or any adjournments thereof.

    The Board of Directors is not aware of any other business to come before the Meeting.

    Any action may be taken on any one of the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which, by original or later adjournment, the Meeting may be adjourned. The Board of Directors has fixed the close of business on March 14, 2000, as the record date for determination of the stockholders entitled to vote at the Meeting and any adjournments thereof.

    You are requested to fill in and sign the enclosed form of proxy which is solicited by the Board of Directors and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Meeting in person.

                        BY ORDER OF THE BOARD OF DIRECTORS

                        /s/ H. Beaman Smith

                        H. BEAMAN SMITH
                        SECRETARY

Waldorf, Maryland
April 5, 2000

________________________________________________________________
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE CORPORATION THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. AN ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
________________________________________________________________

                    PROXY STATEMENT
                          OF
           TRI-COUNTY FINANCIAL CORPORATION
                 3035 LEONARDTOWN ROAD
               WALDORF, MARYLAND  20601
                    (301) 645-5601

________________________________________________________________

________________________________________________________________
            ANNUAL MEETING OF STOCKHOLDERS
                      MAY 5, 2000
________________________________________________________________

    This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Tri-County Financial Corporation ("Tri-County Financial" or the "Corporation") to be used at the Annual Meeting of Stockholders of the Corporation (the "Meeting"), which will be held in the second floor Board Room at the main office of Community Bank of Tri-County, 3035 Leonardtown Road, Waldorf, Maryland on Friday, May 5, 2000 at 10:00 a.m. The accompanying notice of meeting and this Proxy Statement are being first mailed to stockholders on or about April 5, 2000.

________________________________________________________________
                 REVOCATION OF PROXIES
________________________________________________________________

    Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked by written notice delivered in person or mailed to the Secretary of the Corporation at the address shown above or by the filing of a later proxy prior to a vote being taken on a particular proposal at the Meeting. A proxy will not be voted if a stockholder attends the Meeting and votes in person. Proxies solicited by the Board of Directors of the Corporation will be voted in accordance with the directions given therein. Where no instructions are indicated, proxies will be voted for the nominees for director set forth below and in favor of each of the other proposals set forth in this Proxy Statement for consideration at the Meeting.

________________________________________________________________
    VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
________________________________________________________________

    Stockholders of record as of the close of business on March 14, 2000 are entitled to one vote for each share then held. As of March 14, 2000, the Corporation had 795,515 shares of common stock par value $.01 (the "Common Stock") issued and outstanding.

    The following table sets forth, as of March 21, 2000, certain information as to those persons who were beneficial owners of more than 5% of the Corporation's outstanding shares of Common Stock and as to the shares of Common Stock beneficially owned by each director, each officer named in the summary compensation table and by all executive officers and directors of the Corporation as a group. Persons and groups owning in excess of 5% of the Common Stock are required to file certain reports regarding such ownership with the Corporation and the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended. Based upon such reports, management knows of no person, other than those set forth in the table below, who owned more than 5% of the Corporation's outstanding shares of Common Stock at March 21, 2000. All beneficial owners listed in the table have the same address as the Corporation.

                                                        PERCENT OF SHARES
NAME OF BENEFICIAL             AMOUNT AND NATURE OF     OF COMMON STOCK
      OWNERS                  BENEFICIAL OWNERSHIP(1)     OUTSTANDING
-------------------           -----------------------   -----------------
Community Bank of Tri-County       60,035 (2)               7.9%
  Employee Stock Ownership Plan
  ("ESOP")

Michael L. Middleton               86,181 (3)              10.5%

C. Marie Brown                     30,064 (4)               3.7%

Herbert N. Redmond, Jr.            11,424 (5)(6)            1.4%

Henry A. Shorter, Jr.              26,441 (5)               3.3%

Gordon A. O'Neill                  39,464 (5)(6)            4.9%

W. Edelen Gough, Jr.               14,121 (5)               1.8%

H. Beaman Smith                    30,301 (5)               3.8%

All Executive Officers and        269,582 (7)              30.9%
   Directors as a Group
   (9 persons)

____________________
(1) Includes certain shares owned by spouses, or as custodian or trustee for minor children over which shares all officers and directors as a group effectively exercise sole or shared voting and investment power, unless otherwise indicated.
(2) 8,684 of these shares are currently held in a suspense account for future allocation and/or distribution among participants as the loan used to purchase the shares is repaid. The ESOP trustees vote all allocated shares in accordance with the instructions of the participating employees. Unallocated shares and shares for which no instructions have been received are voted by the trustees in the manner directed by the ESOP committee.
(3) Includes 28,655 shares of Common Stock which may be received
    upon the exercise of stock options.   Also includes 8,166
    shares of Common Stock allocated to Mr. Middleton under the ESOP.
(4) Includes 13,270 shares of Common Stock which may be received upon the exercise of stock options and 5,197 shares of Common Stock allocated to Ms. Brown under the ESOP.
(5) Includes 2,200, 4,205, 4,205, 4,205 and 4,205 shares that may be received upon the exercise of options by Directors Redmond, Shorter, O'Neill, Gough and Smith, respectively.
(6) Includes 8,684 shares of Common Stock held by the ESOP which have not been allocated to the accounts of participants; these shares are deemed to be under the control of the Director in connection with his service as Trustee of the ESOP.
(7) Includes 60,945 shares of Common Stock which may be received upon the exercise of stock options. Also includes 18,767 shares of Common Stock allocated to all executive officers and directors as a group under the ESOP and 8,684 shares held by the ESOP that are not allocated to the accounts of participants and are deemed to be under the control of two Directors in connection with their service as Trustees of the ESOP.

________________________________________________________________
          PROPOSAL I - ELECTION OF DIRECTORS
________________________________________________________________

    Tri-County Financial's Board of Directors currently consists of seven members. The Corporation's Articles of Incorporation provide that directors are to be elected for terms of three years, approximately one-third of whom are to be elected annually.

    The Board of Directors has nominated for election as directors Herbert N. Redmond, Jr. and Henry A. Shorter, Jr. to serve for three year terms and until their successors are elected and qualified. It is intended that the persons named in the proxies solicited by the Board will vote for the election of the named nominees. The Corporation's Articles of Incorporation provide that stockholders may not cumulate their votes for the election of directors.

    If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board knows of no reason why any nominee might be unavailable to serve.

    Under the Corporation's Bylaws, directors shall be elected by a majority of those votes cast by stockholders at the Meeting. Votes which are not cast at the Meeting, either because of abstentions or broker non-votes, are not considered in determining the number of votes which have been cast for or against the election of a nominee.

    The following table sets forth certain information for each nominee and director continuing in office.

                           AGE AT       FIRST           YEAR
                          DECEMBER      ELECTED        TERM TO
       NAME               31, 1999     DIRECTOR(1)     EXPIRE
       ----               --------     -----------    -------
BOARD NOMINEES:

Herbert N. Redmond, Jr.      59           1997          2003 (2)

Henry A. Shorter, Jr.        69           1966          2003 (2)

DIRECTORS CONTINUING IN OFFICE:

Michael L. Middleton         52           1979          2001

Gordon A. O'Neill            74           1968          2001

C. Marie Brown               57           1991          2001

W. Edelen Gough, Jr.         71           1970          2002

H. Beaman Smith              54           1986          2002

_________
(1) Reflects the year first elected as a director of Community Bank of Tri-County (the "Bank"). With the exception of Ms. Brown, who was appointed in October 1991, and Mr. Redmond, who was appointed in May 1997, each director became a director of the Corporation on the date of its incorporation in September 1989.
(2)  Assuming the individual is elected.

    The principal occupation of each director of Tri-County
Financial is set forth below. Unless otherwise noted, all directors have held the position described below for at least the past five years and reside in southern Maryland.

    HERBERT N. REDMOND, JR. is the Senior Vice President and Manager of the St. Mary's County office of the D.H. Steffens Company, which provides civil engineering, land planning and land surveying services. He is a member and director of the Leonardtown Rotary, serves as a director on the Health Share of St. Mary's County and the St. Mary's County Building Officials and Code Administrators Appeals Boards, participates in the St. Mary's County Development Review Forum and is a member of the St. Mary's County Historical Society.

    HENRY A. SHORTER, JR. is a member of the American Legion and is a retired restaurant owner.

    MICHAEL L. MIDDLETON is President and Chief Executive Officer of the Corporation and the Bank. Mr. Middleton joined the Bank in 1973 and served in various management positions until 1979 when he became President of the Bank. Mr. Middleton is a Certified Public Accountant and holds a Masters of Business Administration. As President and Chief Executive Officer of the Bank, Mr. Middleton is responsible for the overall operation of the Bank pursuant to the policies and procedures established by the Board of Directors. Mr. Middleton is a member of the Rotary Club of Waldorf and is a Paul Harris Fellow. Since December 1995, Mr. Middleton has served on the Board of Directors of the Federal Home Loan Bank of Atlanta and also serves as its Board Representative to the Council of Federal Home Loan Banks. In January 2000, Mr. Middleton was appointed to the National Association of Home Builders Mortgage Roundtable.

    GORDON A. O'NEILL is a partner in the insurance agency of Alger & O'Neill located in La Plata, Maryland. He is a member of the Charles County Chamber of Commerce and the La Plata
Business Association.

    C. MARIE BROWN has been associated with the Bank for 27 years and serves as its Chief Operating Officer. Ms. Brown is an alumnus of Charles County Community College with an associates of arts degree in management development. She is a supporter of the Handicapped and Retarded Citizens of Charles County and of Zonta and serves on various administrative committees of the Hughesville Baptist Church and the board of the Charles County chapter of the American Red Cross.

    W. EDELEN GOUGH, JR. retired from his position as senior vice president in charge of administration of the Corporation and the Bank in May 1994. He had served in this capacity with the Bank since 1970. He is a member and director of the Rotary Club of Leonardtown, Maryland and a member and Vice President of the Literary Council of St. Mary's County.

    H. BEAMAN SMITH is the Secretary/Treasurer of the Corporation, President of Accoware, a computer software company, and Vice President of Fry Plumbing Company of Washington, D.C. Mr. Smith is a Trustee of the Ferguson Foundation, a member of the Bryans Road Sports Council and the Treasurer of the Mayaone Association.

________________________________________________________________
      MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
________________________________________________________________

    The Board of Directors conducts its business through meetings of the Board and through activities of its committees.
No director of the Corporation attended fewer than 75% of the total meetings of the Board of Directors and committees on which such Board member served during this period.

    The Corporation's audit committee, consisting of the full Board of Directors of the Corporation, meets with the Corporation's independent auditors in connection with its annual audit and to review the Corporation's accounting and financial reporting policies and practices. The Board of Directors met once in its capacity as audit committee during 1999.

    The Corporation's full Board of Directors acts as a nominating committee for the annual selection of its nominees for election as directors. While the Board of Directors will consider nominees recommended by stockholders, it has not actively solicited recommendations from the Corporation's stockholders for nominees nor established any procedures for this purpose. The Board of Directors met once in its capacity as nominating committee during 1999.

________________________________________________________________
                EXECUTIVE COMPENSATION
________________________________________________________________


SUMMARY COMPENSATION TABLE

    The following table sets forth the cash and noncash compensation awarded to or earned in the last three years by the chief executive officer of the Corporation and the other executive officers who earned in excess of $100,000 in salary and bonus in 1999.

                                                             LONG-TERM
                                                             COMPENSATION
                                   ANNUAL COMPENSATION          AWARDS
     NAME AND                      -------------------      -- SECURITIES       ALL OTHER
PRINCIPAL POSITION        YEAR     SALARY      BONUS(1)   UNDERLYING OPTIONS  COMPENSATION
------------------        ----     ------      --------   ------------------  ------------

Michael L. Middleton      1999     $161,413     $80,145          1,807         $27,799 (2)
  President               1998      141,979      93,053          5,024          28,245
                          1997      138,867      78,540             --          39,196

C. Marie Brown            1999     $103,389     $41,068            926         $25,597 (3)
  Senior Vice President   1998       94,085      49,331          3,945          25,074
                          1997       86,154      38,982             --          30,008

Gregory C. Cockerham      1999     $ 93,861     $34,953            788         $13,632 (4)
  Senior Vice President   1998       84,731      41,650          3,755          12,832
                          1997       76,959      32,645             --          14,914

______________
(1) Represents bonuses paid pursuant to the Bank's Executive Incentive Compensation Plan (the "Incentive Plan"). Pursuant to the Incentive Plan, the Bank, for each year in which the Incentive Plan is in effect, pays each participant a year-end bonus equal to a percentage of his compensation times the "Multiplier," as defined below.
    The percentage of compensation taken into account for Mr. Middleton, Ms. Brown and Mr. Cockerham for this purpose is 10%, 8% and 7.5%, respectively. For fiscal 1999, the multiplier was the average of (i) the percentage obtained when the Corporation's return on equity ("ROE") is divided by 80% of the median ROE of a peer group comprised of commercial banks in the fifth Federal Reserve district plus (ii) the percentage obtained when the median percentage of noncurrent to gross loans of the peer group is divided by the percentage of the Bank's noncurrent to gross loans; provided that the Multiplier shall not exceed 1.0.
(2) Consists of $9,800 in directors' fees, $12,367 in contributions under the Bank's ESOP, matching contributions under the 401(k) Plan of $4,392 and split-dollar life insurance premiums of $1,240.
(3) Consists of $9,800 in directors' fees, $10,285 in contributions under the Bank's ESOP, matching contributions under the 401(k) Plan of $4,582 and split-dollar life insurance premiums of $930.
(4) Consists of $9,072 in contributions under the Bank's ESOP, matching contributions under the 401(k) Plan of $4,065 and split-dollar life insurance premiums of $495.

OPTION GRANTS IN FISCAL YEAR 1999

    The following table contains information concerning the grant of stock options during the year ended December 31, 1999 to the executive officers named in the Summary Compensation
Table set forth above.


                                                                                          POTENTIAL REALIZABLE
                           NUMBER OF                                                        VALUE AT ASSUMED
                           SECURITIES    PERCENT OF TOTAL                                   ANNUAL RATES OF
                           UNDERLYING    OPTIONS GRANTED                                      STOCK PRICE
                            OPTIONS        TO EMPLOYEES     EXERCISE     EXPIRATION        APPRECIATION FOR
NAME                        GRANTED      IN FISCAL YEAR      PRICE          DATE            OPTION TERM (1)
----                       ---------     ---------------    --------     -----------       -------------------
                                                                                              5%         10%
                                                                                             ----       ------
Michael L. Middleton          1,807           31.43%           $26.60    December 31, 2009    $71,557   $113,931

C. Marie Brown                  926           16.11             26.60    December 31, 2009     36,670     58,384

Gregory C. Cockerham            788           13.71             26.60    December 31, 2009     31,205     49,683

_________________
(1) Represents the difference between the aggregate exercise price of the options and the aggregate value of the underlying Common Stock at the expiration date assuming the indicated annual rate of appreciation in the value of the Common Stock as of the date of grant, December 31, 1999.

AGGREGATED OPTION/SAA EXERCISES IN 1999 AND YEAR-END OPTION/SAA
VALUES

    The following table sets forth information concerning exercises of stock options by the named executive officers during the year ended December 31, 1999, as well as the value of options held by such persons at the end of the fiscal year.

                                                                              VALUE OF
                                                          NUMBER OF         UNEXERCISED
                                                         UNEXERCISED        IN-THE-MONEY
                                                         OPTIONS AT          OPTIONS AT
                          SHARES                       FISCAL YEAR-END    FISCAL YEAR-END
                         ACQUIRED         VALUE       (ALL IMMEDIATELY   (ALL IMMEDIATELY
       NAME             ON EXERCISE      REALIZED       EXERCISABLE)        EXERCISABLE)
       ----             -----------      --------     ----------------   ----------------
Michael L. Middleton       2,550           $50,694          31,155            $408,473

C. Marie Brown             1,000           $16,100          14,270            $162,426

Gregory C. Cockerham       1,459           $29,326          11,138            $116,229

EMPLOYMENT AGREEMENTS

    The Bank maintains an employment agreement with Michael L. Middleton which currently provides for an annual salary of $164,160. The agreement provides for Mr. Middleton's employment for a period of five years, subject to annual one-year extensions. The agreement provides for termination for cause or upon certain events specified in the agreement. The agreement is also terminable by the Bank without cause, in which case Mr. Middleton would be entitled to compensation as in effect on the date of termination up to the expiration date of the agreement payable in a lump sum or in periodic payments (at the option of Mr. Middleton), plus full life, health, disability and other benefits as in effect on the date of termination up to the expiration date of the agreement. If, following a change in control of the Corporation or the Bank, the Bank terminates Mr. Middleton's employment for any reason other than (i) just cause, as defined in the agreement or (ii) if the Bank otherwise changes the capacity or circumstances in which Mr. Middleton is employed or causes a reduction in his responsibilities, authority, compensation or other benefits provided under the agreement without Mr. Middleton's consent, then Mr. Middleton shall be entitled to receive an amount equal to 2.99 times the average annual compensation payable by the Bank and includable in Mr. Middleton's gross income for the most recent five taxable years. Control refers to certain enumerated events, including the ownership of 25% or more of the Bank's or Corporation's Common Stock by any person or group. The agreement provides, among other things, for annual review of compensation, for participation in an equitable manner in any stock option plan or incentive plan to the extent authorized by the Bank's Board of Directors for its key management employees and for participation in pension, group life insurance, medical coverage and in other employee benefits applicable to executive personnel.

    The Bank maintains a similar employment agreement with C. Marie Brown, Senior Vice President of Human Resources and Data Processing. Ms. Brown's agreement has a three-year term and provides for a current annual salary of $109,000 and a change in control payment equal to 2.00 times Ms. Brown's five-year average annual compensation.

    The Bank maintains a similar employment agreement with Gregory C. Cockerham, Senior Vice President of Lending. Mr. Cockerham's agreement has a three year term and provides for a current annual salary of $100,000 and a change in control payment equal to 2.00 times Mr. Cockerham's five-year average annual compensation.

    The aggregate payment that would be made to Mr. Middleton, Ms. Brown and Mr. Cockerham assuming the termination of their employment under the foregoing circumstances at December 31, 1999 would be approximately $443,122, $190,451 and $171,599, respectively.

________________________________________________________________
                DIRECTORS' COMPENSATION
________________________________________________________________


BOARD FEES

    Directors of the Corporation receive fees of $300 per
meeting attended.   Members of the Bank's Board of Directors
currently receive fees of $400 per meeting attended and an annual retainer of $3,500. Members of the Bank's executive committee receive a fee of $400 per meeting attended. Members of the Bank's audit committee receive fees of $400 per meeting attended.

STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS

    The Corporation maintains a stock option plan for non-employee directors, adopted by the Board of Directors in December 1995. Under that plan, the Corporation granted to non-employee directors options to purchase an aggregate of 8,750 shares of the Common Stock during 1995. In October, 1998, the Board of Directors approved an amendment to the plan to reserve
an additional 11,000 shares under the plan.   Options to
purchase all of these 11,000 shares were granted to directors during 1998.

DIRECTOR RETIREMENT PLAN

    The Bank's Board of Directors has adopted a retirement plan for members of the Board of Directors of the Bank (the "Directors' Plan"), effective January 1, 1995. Under the Directors' Plan, each non-employee director of the Bank will receive an annual retirement benefit for ten years following his termination of service on the Bank's Board in an amount equal to the product of his "Benefit Percentage," his "Vested Percentage," and $3,500. A participant's "Benefit Percentage" is based on his overall years of service as a non-employee director of the Bank, and increases in increments of 33-1/3% from 0% for less than five years of service, to 33-1/3% for five to nine years of service, to 66-2/3% for 10 to 14 years of service, and to 100% for 15 or more years of service. A participant's "Vested Percentage" equals 33-1/3% if the participant was serving on the Board on January 1, 1995 (the "Effective Date"), increases to 66-2/3% if the participant completes one year of service after the Effective Date, and becomes 100% if the participant completes a second year of service after the Effective Date. However, in the event a participant retires from service on the Board due to "disability" (as determined by the Board of Directors of the Bank) or for any reason after attaining age 65, the participant's Vested Percentage will become 100% regardless of his years of service. A participant's vested percentage will also become 100% in the event of a "change in control" (as defined in the Directors' Plan). This provision may have the effect of deferring a hostile change in control by increasing the costs of acquiring control.

    If a participant terminates service on the Board due to disability, the Bank will pay the participant each year for ten years an amount equal to the product of his Benefit Percentage and $3,500. The Directors' Plan also provides death benefits to a participant's surviving spouse under certain conditions.

    The Directors' Plan also establishes a deferred compensation program for members of the Board of Directors of the Bank. Under the Directors' Plan, directors of the Bank may elect to defer all or any portion of the fees and/or salary otherwise payable to him or her in cash for any calendar year in which the Directors' Plan is in effect. Deferred amounts will be credited to a bookkeeping account in the participant's name, which will also be credited annually with: (a) the investment return which would have resulted if such deferred amounts had been invested in savings accounts having a return equal to the highest interest rate which the Bank pays on certificates of deposit, regardless of their term, and (b) a deemed matching contribution by the Bank in an amount equal to the product of the "Multiplier" (as defined below) for the calendar year, and 1.5% of the participant's aggregate fee deferrals for the year. The multiplier equals the average of (i) the percentage obtained when the Corporation's return on equity ("ROE") is divided by 80% of the median ROE of a peer group comprised of commercial banks in the fifth Federal Reserve district plus (ii) the percentage obtained when the median percentage of noncurrent to gross loans of the peer group is divided by the percentage of the Bank's noncurrent to gross loans; provided that the Multiplier shall not exceed 1.0. Participants may determine the time and form of benefit payments and may cease future deferrals any time. Changes in participant elections generally become effective only as of the following January 1st, except that (i) elections designating a beneficiary or ceasing future contributions will be given immediate effect, and (ii) participants may change elections as to the timing or form of distributions only with respect to subsequently deferred compensation.

________________________________________________________________
    TRANSACTIONS WITH THE CORPORATION AND THE BANK
________________________________________________________________

    The Bank has followed a policy of offering loans to its officers, directors and employees for the financing and improvement of their personal residences as well as consumer loans. These loans are made in the ordinary course of business and upon substantially the same terms, including collateral, interest rate and origination fees, as those prevailing at the time for comparable transactions, and do not involve more than the normal risk of collectibility or present any unfavorable features.

________________________________________________________________
   SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
________________________________________________________________

    Pursuant to regulations promulgated under the Securities Exchange Act of 1934, the Corporation's officers, directors and persons who own more than 10% of the outstanding Common Stock are required to file reports detailing their ownership and changes of ownership in such Common Stock, and to furnish the Corporation with copies of all such reports. Based solely on its review of the copies of such reports received during the past fiscal year or with respect to the last fiscal year, the Corporation believes that during 1999, all of its officers, directors and all of its stockholders owning in excess of 10% of the outstanding Common Stock have complied with the reporting requirements.

________________________________________________________________
        RELATIONSHIP WITH INDEPENDENT AUDITORS
________________________________________________________________

    The Board of Directors presently intends to renew the Company's arrangements with Stegman & Company to be its independent auditors for the fiscal year ending December 31, 2000. A representative of Stegman & Company is expected to be present at the Meeting to respond to appropriate questions and to make a statement, if so desired.

________________________________________________________________
                     OTHER MATTERS
________________________________________________________________


    The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof by the person or persons voting the proxies as directed by the Board of Directors.

________________________________________________________________
                     MISCELLANEOUS
________________________________________________________________

    The cost of solicitation of proxies will be borne by the Corporation. In addition to conducting solicitations by mail, directors, officers, and regular employees of the Corporation may solicit proxies personally or by telegraph or telephone without additional compensation.

    The Corporation's Annual Report to Stockholders, including financial statements, accompanies this proxy statement. Such Annual Report is not to be treated as a part of the proxy solicitation material nor as having been incorporated herein by reference.

________________________________________________________________
                 STOCKHOLDER PROPOSALS
________________________________________________________________

    To be eligible for inclusion in the Corporation's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Corporation's main office at 3035 Leonardtown Road, Waldorf, Maryland 20601 no later than December 7, 2000. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended.

    Stockholder proposals, other than those submitted pursuant to the Exchange Act, must be submitted in writing, delivered or mailed by first class United States mail, postage prepaid, to the secretary of the Corporation not fewer than 30 days nor more than 60 days prior to any such meeting; provided, however, that if notice or public disclosure of the meeting is given fewer than 40 days before the meeting, such written notice shall be delivered or mailed to the secretary of the Corporation not later than the close of the 10th day following the day on which notice of the meeting was mailed to shareholders.


                   BY ORDER OF THE BOARD OF DIRECTORS

                   /s/ H. Beaman Smith

                   H. BEAMAN SMITH
                   SECRETARY

Waldorf, Maryland
April 5, 2000

________________________________________________________________
                       FORM 10-K
________________________________________________________________
A COPY OF THE CORPORATION'S FORM 10-K AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF MARCH 14, 2000, UPON WRITTEN REQUEST TO THE SECRETARY, TRI-COUNTY FINANCIAL CORPORATION, 3035 LEONARDTOWN ROAD, WALDORF, MARYLAND 20601
________________________________________________________________

                    REVOCABLE PROXY

           TRI-COUNTY FINANCIAL CORPORATION

      ANNUAL MEETING OF STOCKHOLDERS MAY 5, 2000

   THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints Michael L. Middleton and H. Beaman Smith, with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of Common Stock of Tri-County Financial Corporation (the "Corporation") that the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting") to be held in the second floor Board Room at the main office of Community Bank of Tri-County, 3035 Leonardtown Road, Waldorf, Maryland on Friday, May 5, 2000 at 10:00 a.m. and at any and all adjournments thereof, as follows:

Should the undersigned be present and elect to vote at the Meeting or at any adjournment thereof and after notification to the Secretary of the Corporation at the Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

    THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO
INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY AS DIRECTED BY THE BOARD OF DIRECTORS. AT THE PRESENT TIME THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING. THIS PROXY ALSO CONFERS DISCRETIONARY AUTHORITY ON THE PROXY HOLDERS TO VOTE WITH RESPECT TO APPROVAL OF THE MINUTES OF THE PRIOR MEETING OF STOCKHOLDERS, THE ELECTION OF ANY PERSON AS DIRECTOR WHERE THE NOMINEE IS UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE, AND MATTERS INCIDENT TO THE CONDUCT OF THE 2000 ANNUAL MEETING.

Continued, and to be signed and dated, on reverse side.

                Detach Proxy Card Here
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

1.ELECTION OF DIRECTORS     FOR all nominees  [  ]     WITHHOLD AUTHORITY to vote  [  ]        EXCEPTIONS  [  ]
                            listed below               for all nominees
                                                       listed below.

Nominees: Henry A. Shorter, Jr. and Herbert N. Redmond, Jr.
(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the "Exceptions" box and write that nominee's name in the space provided below.)
Exceptions_________________________________________________________

The Board of Directors recommends a vote "FOR" the listed proposition.
                                       The undersigned acknowledges
                                       receipt from the Corporation
                                       prior to the execution of this
                                       proxy of notice of the Meeting,
                                       a proxy statement dated April
                                       5, 2000, and an annual report.

                                           Please sign exactly as your
                                           name appears on the
                                           enclosed card.  When
                                           signing as attorney,
                                           executor, administrator,
                                           trustee or Guardian, please
                                           give your full title.  If
                                           shares are held jointly,
                                           each holder should sign.

                                           Dated: _____________, 2000

                                           __________________________
                                            Print Name of Stockholder
                                           __________________________
                                            Signature of Stockholder
                                           __________________________
                                            Signature if held jointly


Please Complete, Date, Sign and Mail this Proxy Promptly in the
Enclosed Postage Prepaid Envelope.

                                         Votes must be indicated   X
                                         (x) in Black or Blue ink.
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                       Please Detach Here
          You Must Detach This Portion of the Proxy Card
            Before Returning It in the Enclosed Envelope